Approval May 13, 2021 Exhibit 99.2

This presentation contains "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. We caution investors that forward-looking statements are based on management’s expectations and assumptions as of the date of this presentation, and involve substantial risks and uncertainties that could cause our clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, those associated with: risks associated with achieving the full-year 2021 net product sales guidance for the CINV franchise; the timing of the commercial launch of ZYNRELEF in the U.S.; the timing of the commercial launch of ZYNRELEF in Europe; the potential market opportunity for ZYNRELEF in the US and Europe; the timing of Health Canada's NDS review process for HTX-011; whether Health Canada issues a Notice of Compliance for the NDS for HTX-011; the timing and results of studies for HTX-011, the HTX-034 development program, and the HTX-019 development program; the expected future balances of Heron’s cash, cash equivalents and short-term investments; the expected duration over which Heron’s cash, cash equivalents and short-term investments balances will fund its operations; the extent of the impact of the ongoing Coronavirus Disease 2019 (COVID-19) pandemic on our business; and other risks and uncertainties identified in the Company's filings with the Securities and Exchange Commission. Forward-looking statements reflect our analysis only on their stated date, and we take no obligation to update or revise these statements except as may be required by law. Forward-Looking Statements

Heron Pipeline

	Product	PRECLINICAL	CLINICAL	NDA	APPROVED
Oncology Care	**SUSTOL®** (granisetron) extended-release injection				US FDA Approved for CINV Prevention*
Oncology Care	**CINVANTI®** (aprepitant) injectable emulsion				US FDA Approved for CINV Prevention*
Acute Care	**ZYNRELEF™** (bupivacaine and meloxicam) extended-release solution				US FDA Approved for postsurgical analgesia for up to 72 hours*
Acute Care	**HTX-019** (aprepitant) injectable emulsion		IND active for PONV BE Demonstrated to Oral Aprepitant	NDA planned for 4Q2021	
Acute Care	**HTX-034** (bupivacaine/meloxicam/ aprepitant)	Under Investigation for Postoperative Pain			

CINV: Chemotherapy-induced nausea and vomiting. **SUSTOL® (granisetron) extended-release injection** is indicated in combination with other antiemetics in adults for the prevention of acute and delayed nausea and vomiting associated with initial and repeat courses of moderately emetogenic chemotherapy (MEC) or anthracycline and cyclophosphamide (AC) combination chemotherapy regimens. **CINVANTI® (aprepitant) injectable emulsion**, in combination with other antiemetic agentsis indicated in adults for the prevention of acute and delayed nausea and vomiting associated with initial and repeat courses of highly emetogenic cancer chemotherapy (HEC) including high-dose cisplatin as a single-dose regimen, delayed nausea and vomiting associated with initial and repeat courses of moderately emetogenic cancer chemotherapy (MEC) as a single-dose regimen, and nausea and vomiting associated with initial and repeat courses of MEC as a 3-day regimen. CINVANTI has not been studied for treatment of established nausea and vomiting. **ZYRNELEF (bupivacaine and meloxicam) extended-release solution** is indicated in adults for soft tissue or periarticular instillation to produce postsurgical analgesia for up to 72 hours after bunionectomy, open inguinal herniorrhaphy, and total knee arthroplasty. Safety and efficacy have not been established in highly vascular surgeries, such as intrathoracic, large multilevel spinal, and head and neck procedures.

HTX-034 and HTX-019 are investigational new drugs and are not approved by the FDA

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HERON THERAPEUTICS

In 2020, drug overdoses were linked to more than 90,000 deaths the highest number ever recorded in a single year.3 Why Approval of ZYNRELEF is so Important Postoperative Opioids Can Be a Doorway to Addiction > 2 million Americans may become persistent opioid users annually after surgery. 1 More than 50 million surgical procedures happen in the United States.1 67% of patients filled an opioid prescription between 30 days before through 14 days after surgery.2* In addition, most patients take fewer opioids than the amount prescribed after surgery, resulting in excess opioid pills that are accessible to others.4 80% of patients report unused opioid tablets4 Up to 77% of opioid pills remain inside the home in unsecured locations4 51% of nonmedical users of opioids received them from friends and family5 References: 1. Brummett CM, Waljee JF, Goesling J, et al. New Persistent Opioid Use After Minor and Major Surgical Procedures in US Adults [published correction appears in JAMA Surg. 2019 Mar 1;154(3):272]. JAMA Surg. 2017;152(6):e170504. doi:10.1001/jamasurg.2017.0504. 2. Santosa KB, Hu HM, Brummett CM, et al. New persistent opioid use among older patients following surgery: A Medicare claims analysis. Surgery. 2020;167(4):732-742. doi:10.1016/j.surg.2019.04.016. 3. NCHS, National Vital Statistics System. Estimates for 2020 are based on provisional data. Estimates for 2015-2019 are based on final data (available from: https://www.cdc.gov/nchs/nvss/mortality_public_use_data.htm). 4. Bicket MC, Long JJ, Pronovost PJ, Alexander GC, Wu CL. Prescription Opioid Analgesics Commonly Unused After Surgery: A Systematic Review. JAMA Surg. 2017;152(11):1066–1071. doi:10.1001/jamasurg.2017.0831. 5. Substance Abuse and Mental Health Services Administration . Center for Behavioral Health Statistics and Quality, Substance Abuse and Mental Health Services Administration; Rockville, MD: 2019. Key Substance Use and Mental Health Indicators in the United States: Results from the 2018 National Survey on Drug Use and Health (HHS Publication No. PEP19-5068, NSDUH Series H-54). https://www.samhsa.gov/data/sites/default/files/cbhsq-reports/NSDUHNationalFindingsReport2018/NSDUHNationalFindingsReport2018.pdf. Accessed April 19, 2021. 6. Brummett CM, Evans-Shields J, England C, Kong AM, Lew CR, Henriques C, Zimmerman NM, Sun EC. Increased health care costs associated with new persistent opioid use after major surgery in opioid-naive patients. J Manag Care Spec Pharm. 2021 Feb 24:1-12. doi: 10.18553/jmcp.2021.20507. Epub ahead of print. PMID: 33624534. More than $23.4 billion in annual healthcare costs associated with persistent opioid users can be attributed to postoperative pain management.1,6 * This was determined using a 20% national sample of Medicare claims among beneficiaries aged 65 and older with Medicare Part D claims who underwent a major or minor surgical procedure between January 1, 2009 and June 30, 2015.

Indication ZYNRELEF is indicated in adults for soft tissue or periarticular instillation to produce postsurgical analgesia for up to 72 hours after bunionectomy, open inguinal herniorrhaphy, and total knee arthroplasty. Limitations of Use Safety and efficacy have not been established in highly vascular surgeries, such as intrathoracic, large multilevel spinal, and head and neck procedures. ZYNRELEF Approved Indications and Limitations of Use

ZYNRELEF is first modified-release local anesthetic to be classified by FDA as an “extended-release” product ZYNRELEF only product to demonstrate superiority to immediate release bupivacaine HCL for 72 hours 72-hour duration in the indication statement Registrational studies in clinical data section in indicated procedures include pain curves showing 72-hour duration of activity and superiority to standard of care Focus is on opioid-free results in clinical data section as both statistically superior and clinically meaningful Standard NSAID class warnings included, with modifications due to single-dose local application allowing for additional NSAID use in multimodal analgesia (MMA) with monitoring Unique Labeling Attributes for ZYNRELEF Extended-Release Solution

Rather than approving a broad indication based on 1 soft tissue and 1 bony surgical model, FDA approved other modified-release local anesthetics for specific indications based on positive randomized, controlled trials in specific surgical procedures starting in 2020. Heron sought advice from FDA throughout development to discuss requirements for a broad label for ZYNRELEF, the only modified-release local anesthetic to demonstrate superiority to bupivacaine solution Based on these discussions with FDA, Heron believed that the studies submitted in the ZYNRELEF NDA would be sufficient to obtain a broad indication One week prior to PDUFA, FDA informed Heron more PK and safety data would be required to support additional surgical procedures Heron has multiple studies in process intended to support expanded labelling FDA Approach to Modified-Release Local Anesthetics Changed Following Withdrawal of Guidance on Analgesic Indications

The Commercialization of ZYNRELEF Advancing Postoperative Pain Management May 2021

Executive Summary: Go-to-Market Strategy Strategic Imperatives Establish ZYNRELEF as a new class and best choice for postoperative pain Raise the bar with ZYNRELEF’s superior value proposition to expedite access Highly focused targeting strategy to convert usage and accelerate sales 1. 2. 3.

Strategic Imperative #1 Establish ZYNRELEF as a new class and best choice for postoperative pain

The first and only extended-release, dual-acting local anesthetic (DALA), keeping more patients out of severe pain and opioid-free for 72 hours after surgery1-3 Positioning References: 1. ZYNRELEF [package insert]. San Diego, CA: Heron Therapeutics Inc; 2021. 2. Viscusi E, Gimbel JS, Pollack RA, et al. Reg Anesth Pain Med. 2019;44(7):700-706. 3. Viscusi E, Minkowitz H, Winkle P, et al. Hernia. 2019;23(6):1071-1080.

Differentiating ZYNRELEF and Establishing A Reason to Believe for Clinicians: A Novel Mechanism of Action



OUTSIDE
CELL MEMBRANE
INSIDE
B
BH+
UN-IONIZED BUPIVACAINE
IONIZED BUPIVACAINE

ZYNRELEF is the first and only extended-release dual-acting local anesthetic (DALA).[1-3]

The synergistic combination of bupivacaine with low-dose meloxicam is designed to reduce local inflammation, thereby normalizing the pH and allowing considerably more bupivacaine to penetrate the cell membrane.[1,4]

Market Research[5]

- The majority of physicians found ZYNRELEF's novel mechanism of action to be clinically relevant
- It was viewed as a valuable differentiator when compared to Exparel, which does not target the local inflammatory process

References: 1. ZYNRELEF [package insert]. San Diego, CA: Heron Therapeutics Inc; 2021. **2.** Viscusi E, Gimbel JS, Pollack RA, et al. *Reg Anesth Pain Med.* 2019;44(7):700-706. **3.** Viscusi E, Minkowitz H, Winkle P, et al. *Hernia.* 2019;23(6):1071-1080. **4.** Ottoboni T, Quart B, Pawasauskas J, et al. *Reg Anesth Pain Med.* 2020;45(2):117-123. **5.** LSSG Mechanic, 2018

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Please see **IMPORTANT SAFETY INFORMATION** on pages 32 to 33 and accompanying full Prescribing Information, including **Boxed Warning**.

HERON THERAPEUTICS

ZYNRELEF Offers Superior Clinical Value Over Bupivacaine, Not Demonstrated with Exparel

Exparel Share is an early opportunity for ZYNRELEF

- > $400M in sales
- Exparel has never demonstrated head-to-head superiority to bupivacaine
- Exparel has efficacy challenges beyond 24 hours
- Surveyed pharmacy directors state that they would provide better access to ZYNRELEF than to Exparel[6]

	ZYNRELEF	Exparel
Extended-Release Local Anesthetic[1]	✓	✗
Overcomes Challenges of Inflammation at Surgical Site[2]	✓	✗
Pain Reduction Through 72 Hours vs Bupivacaine[1,3-5]	✓	✗
Superior Pain Reduction vs Bupivacaine[1,3,4]	✓	✗
Greater Reduction in Severe Pain vs Bupivacaine[3-4]	✓	✗
Significant Increase in Opioid-Free Patients vs Bupivacaine[1,3,4]	✓	✗
Greater Decrease of Opioid-Related AEs vs Bupivacaine[3]	✓	✗
Needle-free Application[1]	✓	✗

References: **1.** ZYNRELEF [package insert]. San Diego, CA: Heron Therapeutics Inc; 2021. **2.** Ottoboni T, Quart B, Pawasauskas J, et al. *Reg Anesth Pain Med*. 2020;45(2):117-123. **3.** Viscusi E, Minkowitz H, Winkle P, et al. *Hernia*. 2019;23(6):1071-1080. **4.** Viscusi E, Gimbel JS, Pollack RA, et al. *Reg Anesth Pain Med*. 2019;44(7):700-706. **5.** Lachiewicz PF, Lee G-C, Pollak R, et al. *J Arthroplasty*. 2020;35(10):2843-2851. **6.** DRG Pharmacy Director Surveys.

13

Please see **IMPORTANT SAFETY INFORMATION** on pages 32 to 33 and accompanying full Prescribing Information, including **Boxed Warning**.

HERON THERAPEUTICS

An Extensive Body of Peer-reviewed Data will be Available for Launch EPOCH 1 (301), RAPM—May 2019 EPOCH 2 (302), Hernia—Aug 2019 MOA (Inflammation and PK/PD), RAPM—Jan 2020 TKA (209), JoA—Oct 2020 Truven HEOR–opioid naive, JMCP—July 2019 Hernia (215), Surgery – Sept 2020 Bunion (218), JAPMA—Jan 2021 Truven HEOR, persistent users, JMCP—Feb 2021 MANUSCRIPTS Bunion (202, 208, 301, 218) HOPE Hernia 1 Hernia (215, 302) TKA (209, 306) MOA PK/PD Truven HEOR 502/PK 211 (Augmentation Mammoplasty) 220 (PK in breast milk and plasma concentrations) Healthagen TKA/THA opioid use All Studies—Lack of LAST (Cmax) All Studies—Max Dose and Release Rates HOPE Algorithm, HOPE Regimen and Patient Satisfaction POSTERS & ABSTRACTS Accepted for 2021 Congresses: Bone Healing Safety with NSAID containing MMA Safety with NSAID containing MMA in the elderly HOPE Part 1 and 2 Combined

ZYNRELEF Is Well Positioned on Core Drivers to Create Fast Access and Early Uptake Importance of Core Attributes in Selecting a LA Top 2 Boxes Mean Product Rating on Core Attributes 1-5 Scale ZYNRELEF Exparel Bupivacaine On-Q 3 5 1 Source: Company-sponsored ATU Study July 2020 – Survey of 386 surgeons, anesthesiologists, pharmacists, NP/Pas of potential use of an approved product with the attributes for which ZYRELEF was developed

Targeting ~2.1M Procedures at Launch With Unprecedented Data Supporting Fast Uptake with Influential Specialties

Indicated Launch Targets		
Inguinal Hernia 617,100	**Bunion** 481,300	**TKA** 1,051,000
Closely-Related Procedures Without Promotion		
Other Hernia 831,000	Other Foot & Ankle 197,900	THA 630,000
Potential Combined Opportunity		
Total 1,448,100	**Total 679,200**	**Total 1,681,000**

- Orthopedic and general surgeons account for 10.6M procedures or 76% of the 14M high value market procedures
- Orthopedic and general surgeons account for 82% of Exparel market utilization
- Orthopedic surgeons are heavy influencers (P&T, new drugs, profitability) across all settings of care

Reference: DRG Claims Analysis, 2019 / May 2021 DRG USPI Market Research. High value market procedures selected on severity and duration of pain and opioid use validated thorough medical review

Please see **IMPORTANT SAFETY INFORMATION** on pages 32 to 33 and accompanying full Prescribing Information, including **Boxed Warning**.

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HERON THERAPEUTICS

$91M of Exparel 2019 Usage was in Our 3 Indicated Procedures References: 1. DRG Claims Analysis. 2. Exparel Sales – SHA Symphony Health – FY2019.

Strategic Imperative #2 Raise the bar with ZYNRELEF’s superior value proposition to expedite access

ZYNRELEF’s Unprecedented Value Proposition *Medicare Reimbursement only, pass-through status is for 3 years. GPO = Group Purchasing Organization. HOPD = Hospital Outpatient Department. ZYNRELEF Go-to-Market Strategy Comparison

ZYNRELEF Reimbursement & Pricing Creates Economic Benefits Across All Settings of Care

Medicare: ZYNRELEF Is Reimbursed Separately in HOPD and ASC

Setting of Care	At Launch *C9399*	3-Year Pass-Through[a] *Product-specific C-code /J-code*
Inpatient	Diagnosis-Related Group (DRG) Payment	
HOPD	95% of AWP	ASP + 6%[c]
HOPD (304B)	95% of AWP	ASP + 6%[c]
ASC	95% of AWP	ASP + 6%[c,d]

Heron will apply for a C-Code with expected grant date of October 1, 2021

Commercial Reimbursement Varies by Payer

- Heron will apply for a J-code to facilitate separate reimbursement with expected grant date of January 1, 2022
- Like all new products, until CMS assigns a permanent code, commercial payers will require a miscellaneous code (J3490 or C9399) for ZYNRELEF
- Heron Connect helps customers navigate coding and reimbursement for ZYNRELEF

a. Heron will apply for transitional pass-through status for ZYNRELEF. Typically, pass-through status is for 3 years. **b.** Exparel (bupivacaine liposome injectable suspension) is a trademark of Pacira Pharmaceuticals, Inc. **c.** ZYNRELEF will be reimbursed at WAC + 3% until ASP is established. **d.** Effective January 1, 2019, ASCs are reimbursed at ASP + 6% for non-opioid postoperative pain management drugs, like ZYNRELEF, when administered during a surgical procedure.
HOPD: hospital outpatient department. **AWP:** average wholesale price. **ASP:** average selling price. **ASC:** ambulatory surgical center. **WAC:** wholesale acquisition cost.

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Please see **IMPORTANT SAFETY INFORMATION** on pages 32 to 33 and accompanying full Prescribing Information, including **Boxed Warning**.

HERON THERAPEUTICS

ZYNRELEF’s Significant Economic Benefits Designed to Support Rapid Share Conversion and Broad Access *Comparing WAC acquisition cost to NCR reimbursement under Medicare/Exparel NCR assumes ASCs purchasing at WAC. †Medicare NCRs are shown based on estimated ASP reimbursement for ZYNRELEF and Exparel Q2’21 published ASP reimbursement. WAC: wholesale acquisition cost. NCR: net cost recovery. HOPD: hospital outpatient department. ASC: ambulatory surgical center. **DRG Research Pricing Research 2018 and Mock P&T Research 2019 ZYNRELEF Economic Benefit vs. Exparel* 340B accounts: >$415 (400 mg to 266 mg) and >$223 (200 mg to 133 mg) HOPD accounts: >$354 (400 mg to 266 mg) and >$192 (200 mg to 133 mg) Research has shown all customer segments were more sensitive to and favored acquisition cost over reimbursement** Does not include additional cost of bupivacaine to admix with Exparel to achieve efficacy

Ease of Use and Implementation

The needle-free application[1]

- Avoids risks of inadvertent venous punctures and eliminates accidental needle sticks with local anesthetics[1]
- Eliminates the need for up to 120 injections (as in total knee arthroplasty)[2] and the time needed for aspiration and application

No specialized training or certification required to administer ZYNRELEF via needle-free application[1]

Launching with 2 SKUs for different surgery requirements[1]

- Reducing cost per procedure
- Minimizing waste

Room temperature storage[1,3]

Kits fit standard OR medication carts (eg, Pyxis™) and include all components


ZYNRELEF

400 mg bupivacaine
12 mg meloxicam
20-mL vial


ZYNRELEF

200 mg bupivacaine
6 mg meloxicam
10-mL vial

Note: Kit components include single-dose glass vial, Luer lock syringe(s), vented vial spike, Luer lock applicator(s), and tip cap(s).
SKU: stock keeping unit.

References: 1. ZYNRELEF [instructions for use]. San Diego, CA: Heron Therapeutics Inc; 2021. **2.** Mont MA, Beaver WB, Dysart SH, et al. *J Arthroplasty*. 2018;33(1):90-96.
3. ZYNRELEF [package insert]. San Diego, CA: Heron Therapeutics Inc; 2021.

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Please see **IMPORTANT SAFETY INFORMATION** on pages 32 to 33 and accompanying full Prescribing Information, including **Boxed Warning**.

HERON THERAPEUTICS

Strategic Imperative #3 Highly focused targeting strategy to convert usage and accelerate sales

High Performing and Focused Organization: Established Platform With Experienced Teams in Place Existing Platform Advantages We are prepared for the launch of ZYNRELEF. Our critical teams are already in place, with extensive experience in successful hospital launches. Strong KOL relationships Successful hospital and Pain Management launch experience IDN/hospital/ASC expertise and relationships Reimbursement infrastructure in place GPO contracts, Full-line wholesaler agreements and 3PL in place 89 New Hospital Sales Reps P&T Experience OR Experience Pain Experience Pull-Through Experience

A Proven Track Record of Hospital Launch Success Reference : Chargeback/867 5.5.2020, IMS DDD 5.1. 2020. Heron launched CINVANTI in January 2018 In a very short time period, we quickly achieved significant market share Flawless execution: Superior pricing and contracting Providing 340B discount Differentiated product attributes Rapid formulary adoption Accelerated account pull-through Trade and reimbursement expertise 40.000 110.000 100.000 60.000 90.000 70.000 80.000 50.000 30.000 20.000 0 10.000 120.000 2019-Q1 2019-Q4 2019-Q2 66.773 2019-Q3 2018-Q2 2018-Q1 2018-Q3 2018-Q4 7.990 119.898 28.751 51.471 94.576 103.360 Hospital Units Hospital Share CINV Hospital Share/Units We will leverage the success and experience gained from CINVANTI as we enter the postoperative pain management landscape with ZYNRELEF.

Comparison of Successful Hospital Launches Source: Net product revenue & launch dates based on SEC filings Revenue $ Millions

CMS will eliminate the Inpatient Procedure Only (IPO) list over 3 years starting in CY 2021 CMS has expanded the ASC-Covered Procedures List including Total Hip Arthroplasty CMS has eliminated their exclusion criteria leaving the determination of appropriate site of care to the physician Outpatient Growth is Anticipated to Accelerate Over the Next 3 Years Reference: Surgical procedure volume data, 2017-2020. New York, NY: LexisNexis; 2021. .. TKA Outpatient Shift 2017 2018 2019 2020 IP OP 20K 40K 60K 30K 80K 50K 70K 85K 90K 15K 5K 25K 45K 55K 65K 75K 0K 10K 35K Jan Feb Mar Apr May Jun Jul Nov Aug Sep Dec Oct +150% Launch Procedure Outpatient Shift in 2020 OP/ASC IP January 1, 2018 CMS removes TKA from IPO list

ZYNRELEF Competitive Position Across Settings of Care

~14M
High Value Market Procedures[1]

Hospital Inpatient 46% (6.5M procedures)

- Bundled in DRG
- 57% (3.7M) of inpatient procedures are done in 340B hospitals

Hospital Outpatient 39% (5.4M procedures)

- 17% (0.9M) have Medicare reimbursement (3-year pass-through)
- 58% (3.1M) eligible for 340B discount
- Multiple SKUs – lower average costs

Ambulatory Surgical Centers 15% (2.1M procedures)

- 18% (0.4M) eligible for Medicare reimbursement at ASP + 6%
- Multiple SKUs – lower average costs

54% of the opportunity lends itself to favorable reimbursement and access

76% of ~2.1M indicated launch procedures opportunity lends itself to favorable reimbursement and access

OVERALL TOTAL

- **ZYNRELEF has lower acquisition cost benefit versus Exparel**
- **ZYNRELEF will have HOPD reimbursement – 3-year pass-through**
- **ZYNRELEF will offer 340B pricing**

SKU: stock keeping unit. **HOPD:** hospital outpatient department. 1. **Reference:** 2019 DRG Claims Data: Procedures selected on severity and duration of pain and opioid use validated thorough medical review

Please see **IMPORTANT SAFETY INFORMATION** on pages 32 to 33 and accompanying full Prescribing Information, including **Boxed Warning**.

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HERON THERAPEUTICS

Branded Product Utilization and Spending is ~$1B Despite Limitations of Current Products

Units	2020	YOY%
Local Anesthetics	16.8M	12%
Exparel	1.3M	-4%
Ofirmev*	8.5M	-23%
Opioids	151.9M	-2%
TOTAL	**178.4M**	**-2%**


$1.7B
Generic Local Anesthetics
$80M
On-Q†
$156M
No superiority data, expensive, difficult to use
Exparel
$389M
No superiority data to bupivacaine, ~24-hour duration at best
Ofirmev
$401M
No data demonstrating superiority to oral APAP
Opioids
$655M
2020

*Ofirmev sales decline with generic entries.
†On-Q sales are estimated at ~$150M (down mid-single digits) 2019.
Reference: SHA Symphony Health – FY2019-2020.

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Please see **IMPORTANT SAFETY INFORMATION** on pages 32 to 33 and accompanying full Prescribing Information, including **Boxed Warning**.

58% of Prioritized Target Accounts are Fast Moving


$742M
Total Hospital & ASC Branded Annual WAC*
$321M
Green/Yellow Branded Annual WAC*
$549M
Targeted Hospital & ASC Branded WAC*

	Accts	340B %	high value market Procedures	Indicated Launch Procedures	Branded Utilization
🟢🟡 Hospitals	705	*53%*	4.6M	1.2M	$309M
🟢🟡 ASC	398	*0%*	414K	144K	$13M

🟢 **0-3 Months**
When will the account order post commercial availability of ZYNRELEF

🟡 **4-8 Months**
When will the account order post commercial availability of ZYNRELEF

*Includes Exparel and Offirmev. **ASC:** ambulatory surgical center. **WAC:** wholesale acquisition cost.

References: 1. Symphony Drug Market – 2020. **2.** LexisNexis Procedure Data August 2019 YTD.

Please see **IMPORTANT SAFETY INFORMATION** on pages 32 to 33 and accompanying full Prescribing Information, including **Boxed Warning**.

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HERON THERAPEUTICS

Heron Is Positioned to Execute a Blockbuster Launch for ZYNRELEF Proven track record with hospital launch success Existing platform and highly experienced team to execute launch Shaped market on significant unmet need and opportunity Unprecedented clinical and customer value proposition, with significant cost savings Highly focused go-to-market launch strategy to accelerate sales

Important Safety Information for Patients Important Safety Information ZYNRELEF contains an NSAID (non-steroidal anti-inflammatory drug), a type of medicine which: can increase the risk of a heart attack or stroke that can lead to death. This risk increases with higher doses and longer use of an NSAID. cannot be used during heart bypass surgery can increase the risk of gastrointestinal bleeding, ulcers, and tears. ZYNRELEF should also not be used: if you are allergic to any components of ZYNRELEF, aspirin or other NSAIDs (such as ibuprofen or naproxen), or have had an asthma attack, hives, or other allergic reaction after taking any of these medicines. as a paracervical block, during childbirth.

Important Safety Information for Patients (cont) Please see full Prescribing Information, including Boxed Warning. The most common side effects of ZYNRELEF are constipation, vomiting, and headache. The medicines in ZYNRELEF (a local anesthetic and an NSAID) can affect the nervous and cardiovascular system; may reduce the effects of some blood pressure medications; should be avoided if you have severe heart failure; may cause liver or kidney problems, a rare blood disorder or life-threatening skin or allergic reactions; may harm your unborn baby if received at 20 weeks of pregnancy or later; and may cause low red blood cells (anemia). Tell your healthcare provider about all your medical conditions and about all the medicines you take including prescription or over-the-counter medicines, vitamins, or herbal supplements to discuss if ZYNRELEF is right for you. Talk to your healthcare provider for medical advice about side effects. Report side effects to Heron at 1-844-437-6611 or to FDA at 1-800-FDA-1088 or www.fda.gov/medwatch. The information provided here is not comprehensive.

Financial Summary Common shares outstanding as of March 31, 2021 totaled 91.4 million. 1 Includes $11.5 million of non-cash, stock-based compensation expense for the three months ended March 31, 2021. 2 Based on 91.4 million weighted-average common shares outstanding for the three months ended March 31, 2021. Heron expects that its cash, cash equivalents and short-term investments of $166.5 million as of March 31, 2021 will be sufficient to fund its operations into 2022.